UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 7, 2014 (November 26, 2013)

Internap Network Services Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number)

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Introductory Note

On November 26, 2013, Internap Network Services Corporation (the “Company”) completed the previously-announced acquisition of all of the outstanding capital stock of iWeb Group Inc. (“iWeb”) pursuant to the Share Purchase Agreement dated as of October 30, 2013 (the “Purchase Agreement”) among the Company and iWeb’s existing shareholders, consisting of Novacap Technologies III, L.P.; Caisse de depot et placement du Quebec; BCSP IW Holdings, LLC; Novacap Technologies International III SRL; Novacap Technologies International III.1, L.P.; Fondaction, Le Fonds de developpement de la Confederacion des syndicats nationaux pour la cooperacion et l’emploi; and entities owned by iWeb’s founders, Eric Chouinard and Martin LeClair. Pursuant to the terms of the Purchase Agreement, the Company acquired all of the outstanding stock of iWeb in an all-cash transaction.  The completion of this transaction was originally reported on a Current Report on Form 8-K filed November 26, 2013.  This Amendment is being filed to provide the financial information required by Item 9.01 that was not included in the original filing.

Item 9.01.         Financial Statements, Pro Forma Financial Information, and Exhibits.

(a)          Financial Statements of Businesses Acquired.

The audited consolidated financial statements of iWeb as of September 30, 2013 and 2012 and for the fiscal years ended September 30, 2013 and 2012 are filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(a).

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements and notes related thereto as of September 30, 2013 and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are filed herewith as Exhibit 99.2 and is incorporated by reference in this Item 9.01(b).

(d)          Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Raymond Chabot Grant Thornton LLP, independent registered public accounting firm of iWeb Group Inc.

99.1	Audited consolidated financial statements as of September 30, 2013 and 2012 and for the fiscal years ended September 30, 2013 and 2012.

99.2
Unaudited pro forma condensed combined financial statements and notes related thereto as of September 30, 2013 and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: February 7, 2014	By:	/s/ J. Eric Cooney
J. Eric Cooney
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Raymond Chabot Grant Thornton LLP, independent registered public accounting firm of iWeb Group Inc.

99.1	Audited consolidated financial statements as of September 30, 2013 and 2012 and for the fiscal years ended September 30, 2013 and 2012.

99.2
Unaudited pro forma condensed combined financial statements and notes related thereto as of September 30, 2013 and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.